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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                               September 29, 1999
             ------------------------------------------------------
                Date of report (date of earliest event reported)


                            INTRANET SOLUTIONS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Minnesota                                         0-19817
     ------------------------                         ------------------------
     (State of Incorporation)                         (Commission file number)



                                   41-1652566
                      ------------------------------------
                      (I.R.S. Employer Identification No.)




 8091 Wallace Drive, Eden Prairie, Minnesota                     55344
---------------------------------------------          -------------------------
  (Address of principal executive offices)                     (Zip Code)


                        Telephone Number: (612) 903-2000
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)







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This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of InfoAccess, Inc. ("InfoAccess") required by
Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired

             The following auditors' report and financial statements for InfoAccess are attached hereto as Exhibit 99.2:

             Report of Independent Certified Public Accountants
             Balance Sheets as of December 31, 1997, December 31, 1998 and
              September 30, 1999 (unaudited)
             Statements of Operations for the Years Ended December 31, 1996,
              1997, and 1998, and for the Nine Months Ended September 30, 1998 and 1999 (unaudited)
             Statements of Shareholders Equity (Deficit) for the Years Ended
              December 31, 1996, 1997 and 1998, and for the Nine Months Ended September 30, 1999 (unaudited)
             Statements of Cash Flows for the Years Ended December 31, 1996,
              1997, and 1998, and for the Nine Months Ended September 30, 1998 and 1999 (unaudited)

             Notes to Financial Statements

         (b) Pro Forma Financial Information

             The following unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.3:

             Overview
             Pro Forma Condensed Combined Balance Sheet at September 30, 1999 Pro Forma Condensed Combined Statement of Operations for the Years
              Ended March 31, 1999, 1998 and 1997 and for the Six Months Ended September 30, 1999.
             Notes to Pro Forma Condensed Combined Financial Statements

         (c) Exhibits

             2 Agreement and Plan of Merger among IntraNet Solutions, Inc., IntraNet Solutions (Washington), Inc., InfoAccess, Inc., and certain Significant Shareholders of InfoAccess, Inc., dated as of September 16, 1999. (Incorporated by reference to Exhibit 2 contained in the Company's Current Report on Form 8-K dated September 16, 1999 (File No. 0-19817)).

             23    Consent of Independent Certified Public Accountants.

             27 Restated Financial Data Schedules for the fiscal years ended March 31, 1997, March 31, 1998 and March 31, 1999.

             99.1  News Release dated September 30, 1999 (previously filed).

             99.2  Financial Statements of Business Acquired.

             99.3  Pro Forma Financial Information.




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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  November 29, 1999

                                        INTRANET SOLUTIONS, INC.
                                        (Registrant)


                                        By /s/ Gregg A. Waldon
                                           ---------------------------------
                                           Gregg A. Waldon
                                           Chief Financial Officer,
                                                 Treasurer and Secretary
                                           (Principal financial and accounting
                                           officer and duly authorized signatory
                                           on behalf of the registrant)




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                                INDEX TO EXHIBITS


Exhibit No.                                                         Method of Filing
-----------                                                         ----------------
2             Agreement and Plan of Merger among IntraNet           Incorporated by
              Solutions, Inc., IntraNet Solutions (Washington),     reference.
              Inc., InfoAccess, Inc., and certain Significant
              Shareholders of InfoAccess, Inc., dated as of
              September 16, 1999. (Incorporated by reference to
              Exhibit 2 contained in the Company's Current
              Report on Form 8-K dated September 16, 1999 (File
              No. 0-19817)).

23            Consent of Independent Certified Public Accountants.  Filed herewith.

27            Restated Financial Data Schedules for the fiscal      Filed herewith.
              years March 31, 1997, March 31, 1998 and March 31,
              1999.

99.1          News Release dated September 30, 1999.                Previously filed.

99.2          Financial Statements of Business Acquired.            Filed herewith.

99.3          Pro Forma Financial Information.                      Filed herewith.